                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2002

                         THE PREMCOR REFINING GROUP INC.
            (Exact name of registrant as specified in its charter)


            Delaware                                 43-1491230
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)                Identification No.)

      8182 Maryland Avenue                           63105-3721
       St. Louis, Missouri                           (Zip Code)
(Address of principal executive offices)

                       CLARK REFINING & MARKETING, INC.
                         (Former name of registrant)

      Registrant's telephone number, including area code (314) 854-9696



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Item 5.  Other Events.

        On February 12, 2002, Premcor Inc. ("Premcor"), which indirectly owns all of the outstanding common stock of The Premcor Refining Group Inc., announced its fourth quarter and 2001 full year results. A copy of Premcor's press release making such announcement is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.          Description

         99                   Press Release dated as of February 12, 2002


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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE PREMCOR REFINING GROUP INC.
                                                       (Registrant)




                                            /s/  Dennis R. Eichholz
                                         ---------------------------------------
                                          Dennis R. Eichholz
                                          Senior Vice President, Finance and
                                             Controller (Principal Accounting
                                                Officer)



February 13, 2002

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                                  EXHIBIT INDEX

Exhibit No.             Description

99                      Press Release dated as of February 12, 2002

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